As filed with the Securities and Exchange Commission on May 1, 2003.

                                                Securities Act File No. 33-79994
                                       Investment Company Act File No. 811-08560

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    X
                                                                          ---

Pre-Effective Amendment No.
                            ----                                          ---
Post-Effective Amendment No.  12                                           X
                             ----                                         ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            X
                                                                          ---
Amendment No.  14                                                          X
              ----                                                        ---



                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center,
                            Rye, New York 10580-1422
                            ------------------------
                     (Name and Address of Agent for Service)


                                   Copies to:
James E. McKee, Esq.                             Daniel Schloendorn, Esq.
Gabelli International Growth Fund, Inc.          Willkie Farr & Gallagher
One Corporate Center                             787 Seventh Avenue
Rye, New York 10580-1422                         New York, New York 10019-6099

It is proposed that this filing will become effective:

                  immediately upon filing pursuant to paragraph (b); or
         ---
          X       on May 1, 2003 pursuant to paragraph (b); or
         ---
                  60 days after filing pursuant to paragraph (a)(1); or
         ---
                  on [____] pursuant to paragraph (a)(1); or
         ---
                  75 days after filing pursuant to paragraph (a)(2); or
         ---
                  on [____] pursuant to paragraph (a)(2) of Rule 485.
         ---

If appropriate, check the following box:
                  This post-effective amendment designates a new effective date
         ---
                  for a previously filed post-effective amendment.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 [800-422-3554]
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)


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                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
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                                TABLE OF CONTENTS
                                -----------------

INVESTMENT AND PERFORMANCE SUMMARY ............     2

INVESTMENT AND RISK INFORMATION ...............     4

MANAGEMENT OF THE FUND ........................     5

PURCHASE OF SHARES ............................     6

REDEMPTION OF SHARES ..........................     7

EXCHANGE OF SHARES ............................     8

PRICING OF FUND SHARES ........................     9

DIVIDENDS AND DISTRIBUTIONS ...................     9

TAX INFORMATION ...............................     9

MAILINGS TO SHAREHOLDERS ......................    10

FINANCIAL HIGHLIGHTS ..........................    11



GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.

CLASS AAA SHARES

PROSPECTUS


MAY 1, 2003


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

Gabelli International Growth Fund, Inc. (the "Fund") seeks to provide investors with long-term capital appreciation. The production of any current income is incidental.

PRINCIPAL INVESTMENT STRATEGIES:


The Fund invests primarily in equity securities of foreign issuers located in at least three countries outside the United States that are likely to have rapid growth in revenues and earnings and potential for above-average capital appreciation. Equity securities include common and preferred stocks, securities convertible into common stocks and securities like rights and warrants that have common stock characteristics. The Fund seeks to invest in companies that have the potential to grow faster than other companies in their respective equity markets and are priced at attractive valuation levels.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. Foreign securities are subject to currency, information and political risks. The Fund is also subject to the risk that the judgment of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), about the above-average growth potential of particular stocks is incorrect.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o  you are a long-term investor
      o  you seek growth of capital
      o you seek to diversify domestic investments with investments in foreign securities

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o  you are seeking a high level of current income
      o  you are conservative in your investment approach
      o  you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

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2
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                     GABELLI INTERNATIONAL GROWTH FUND, INC.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  1996   22.2%
                                  1997    7.3%
                                  1998   17.4%
                                  1999   52.4%
                                  2000  -16.5%
                                  2001  -23.7%
                                  2002  -14.1%


During the period shown in the bar chart, the highest return for a quarter was 36.9% (quarter ended December 31, 1999) and the lowest return for a quarter was (17.3)% (quarter ended September 30, 2002).





           AVERAGE ANNUAL TOTAL RETURNS                                                       SINCE JUNE 30,
     (FOR THE PERIODS ENDED DECEMBER 31, 2002)        PAST ONE YEAR       PAST FIVE YEARS          1995*
   ---------------------------------------------      --------------      ---------------     -------------
Gabelli International Growth Fund, Inc. Class AAA Shares:
    Return Before Taxes .............................     (14.12)%            (0.43)%              4.67%
    Return After Taxes on Distributions .............     (14.15)%            (1.51)%              3.91%
    Return After Taxes on Distributions
        and Sale of Fund Shares .....................     (11.31)%            (0.46)%              3.76%
MSCI EAFE Index** ...................................     (15.66)%            (2.61)%              0.42%
Lipper International Fund Average*** ................     (16.67)%            (2.63)%              1.28%

------------------------
*    From June 30, 1995, the date that the Fund commenced investment operations.
**   The Morgan Stanley Capital  International EAFE Index ("MSCI EAFE Index") is a widely recognized unmanaged  index composed of common stocks from Europe,  Australia,  Asia and the Far East. The
     Index figures do not reflect any deduction for fees, expenses or taxes and do not include reinvested dividends.
***  The Lipper  International  Fund Average  represents the average  performance  of  international equity mutual funds as tracked by Lipper, Inc.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund Shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



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                                                                               3
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FEES AND EXPENSES OF THE FUND:


This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

SHAREHOLDER  FEES (fees paid  directly  from your investment):
Slaes Charge ...................................................................    NONE
Redemption  Fee (for shares held less than 60 days) payable to the Fund ........    2.00%

ANNUAL FUND OPERATING  EXPENSES (expenses that are deducted from Fund assets):
Management  Fees ...............................................................    1.00%
Distribution (Rule 12b-1) Expenses (1) .........................................    0.25%
Other Expenses .................................................................    0.65%
                                                                                    ----
Total Annual Fund Operating Expenses ...........................................    1.90%
                                                                                    ====

------------------------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR       3 YEARS       5 YEARS        10 YEARS
                --------     --------       --------       --------
                  $193         $597         $1,026          $2,222


                         INVESTMENT AND RISK INFORMATION

The Fund seeks long-term capital appreciation. To achieve its investment objective, the Fund invests primarily in the equity securities of foreign issuers.


Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of companies located in at least three countries outside the U.S. that the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above-average capital appreciation.


In selecting investments for the Fund, the Adviser considers a number of factors, including:

     o a company's potential to grow faster than other companies in its respective equity market
     o valuation levels
     o the political stability and economic outlook of countries and regions
     o the prudent allocation among countries and regions to reduce volatility in the Fund's portfolio

The Fund intends to diversify its investments across different countries, but the percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser's judgment. The Fund intends to invest in the securities of companies located in developed countries and, to a lesser extent, those located in emerging markets.

The Fund may also use the following investment technique:

     o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities or money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

Investing in the Fund involves the following risks:

     o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic

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4

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conditions,  perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     o FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:

          o CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

          o INFORMATION RISK. Key information about an issuer, security or market may be inaccurate or unavailable.

          o POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

          o ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.


     o FUND AND MANAGEMENT RISK. The Fund invests in growth and value stocks and the Fund's price may decline if the market favors other types of stocks. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund's shares may decline.


                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2002, the Fund paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.

THE PORTFOLIO MANAGER. Mr. Caesar M.P. Bryan is primarily responsible for the day-to-day investment management of the Fund. Mr. Bryan has been a Senior Vice President and Portfolio Manager with GAMCO Investors, Inc., a wholly owned subsidiary of GBL, and Portfolio Manager of the Gabelli Gold Fund, Inc. since May 1994 and Co-Portfolio Manager of The Gabelli Global Opportunity Fund since May 1998.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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                                                                               5

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                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Fund's transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

     o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "Gabelli International Growth Fund, Inc." to:

        BY MAIL                                     BY PERSONAL DELIVERY
        -----------------                           --------------------
        THE GABELLI FUNDS                           THE GABELLI FUNDS
        P.O. BOX 8308                               C/O BFDS
        BOSTON, MA 02266-8308                       66 BROOKS DRIVE
                                                    BRAINTREE, MA 02184


You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

     o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:


                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                   RE: GABELLI INTERNATIONAL GROWTH FUND, INC.
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

        If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its Class AAA Shares at the net asset value next determined after the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


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6
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AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan.
There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website @ www.gabelli.com.


GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement.

                              REDEMPTION OF SHARES


You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

If you sell or exchange your shares within 60 days after the purchase date, you will be charged a fee of 2.00% of the total redemption amount. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. In addition, the Fund hopes that the fee will discourage short-term trading of its shares. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchasing (shares held longest will be redeemed first). The redemption fee will not apply to shares currently held by shareholders and shares purchased through programs (such as certain wrap fee fund programs, supermarket programs and employee benefit plans) that the Adviser determines have appropriate anti-short term trading policies in place or that are unable legally or procedurally to restrict short-term trading. The redemption fee may be modified or discontinued at any time or from time to time by the Board of Directors.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

     o BY LETTER. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

     o BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United
       States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY TELEPHONE OR THE INTERNET. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent


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                                                                               7

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       telephone  or  Internet  order as long as State  Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").

       1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

       2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.


                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

       o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.
       o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.
       o  you may realize a taxable gain or loss.
       o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus.

You may exchange shares through the Distributor, directly through the Fund's transfer agent or through a registered broker-dealer.

     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.
     o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number,


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

       the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.
     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.


The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


                             PRICING OF FUND SHARES


The Fund's net asset value per share is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value per share is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value per share after the purchase or redemption order is received in proper form.


Trading takes place in various foreign markets on days which are not Business Days and therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect the net asset value, in which case the value of those securities will be determined by or under the direction of the Board of Directors after taking into account relevant information.

                           DIVIDENDS AND DISTRIBUTIONS


Dividends of net investment income and capital gains, if any, will be paid annually. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income.


                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of net investment income and net capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to tax. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable.

The Fund may be required to withhold a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Also, dividends, distributions, and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any shares you redeemed during the previous year.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.


                            MAILINGS TO SHAREHOLDERS


In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


--------------------------------------------------------------------------------
                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?


The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.


WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?


We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended December 31,


                                      INCOME
                           FROM INVESTMENT OPERATIONS                        DISTRIBUTIONS
                      ------------------------------------      -------------------------------------
                                        Net
            Net Asset               Realized and     Total                     Net                     Net Asset
  Period      Value,      Net       Unrealized        from           Net     Realized                    Value,
   Ended    Beginning Investment    Gain/(Loss)on  Investment    Investment   Gain on       Total       End of      Total
December 31 of Period Income/(Loss) Investments    Operations      Income   Investments  Distributions  Period     Return+
----------- --------- ------------- ------------   ----------    ---------- -----------  -------------  -------    -------
CLASS AAA
  2002(a)      $13.74    $0.01         $(1.95)     $(1.94)       $(0.01)         --         $(0.01)    $11.79      (14.1)%
  2001(a)       18.29     0.17          (4.51)      (4.34)        (0.18)     $(0.03)         (0.21)     13.74      (23.7)
  2000(a)       22.82    (0.13)         (3.65)      (3.78)           --       (0.75)         (0.75)     18.29      (16.5)
  1999          15.63    (0.09)          8.25        8.16         (0.10)      (0.87)         (0.97)     22.82       52.4
  1998          14.40    (0.02)          2.51        2.49         (0.03)      (1.23)         (1.26)     15.63       17.4

                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
              -------------------------------------------------------
                                 Net                      Operating
              Net Assets     Investment      Operating    Expenses
  Period        End of    Income/(Loss) to  Expenses to     Ratio     Portfolio
   Ended        Period       Average Net    Average Net   (Net of     Turnover
December 31   (in 000's)      Assets           Assets      Interst)      Rate
-----------   ----------  ---------------- ------------- ------------ ---------
CLASS AAA
  2002(a)      $35,536          0.05%           1.90%       1.89%         25%
  2001(a)       47,172          1.14            1.86        1.80          31
  2000(a)       66,057         (0.68)           1.77        1.75          62
  1999          48,883         (0.62)           1.90        1.88          74
  1998          26,791         (0.14)           1.98        1.96          52
--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the average daily shares outstanding method.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     GABELLI INTERNATIONAL GROWTH FUND, INC.

                                CLASS AAA SHARES

================================================================================
FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:


The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:


                     Gabelli International Growth Fund, Inc.

                              One Corporate Center

                               Rye, NY 10580-1422

                      Telephone: 800-GABELLI (800-422-3554)

                                 www.gabelli.com

--------------------------------------------------------------------------------

You can review and/or copy the Fund's prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


     o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 202-942-8090.

     o Free from the EDGAR Database on the Commission's website at www.sec.gov.


(Investment Company Act File No. 811-08560)

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 [800-422-3554]
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)



--------------------------------------------------------------------------------
                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS
                                -----------------


INVESTMENT AND PERFORMANCE SUMMARY ..............   2

INVESTMENT AND RISK INFORMATION .................   6

MANAGEMENT OF THE FUND ..........................   7

CLASSES OF SHARES ...............................   7

PURCHASE OF SHARES ..............................  12

REDEMPTION OF SHARES ............................  14

EXCHANGE OF SHARES ..............................  15

PRICING OF FUND SHARES ..........................  16

DIVIDENDS AND DISTRIBUTIONS .....................  16

TAX INFORMATION .................................  17

MAILINGS TO SHAREHOLDERS ........................  17

FINANCIAL HIGHLIGHTS ............................  18



GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

PROSPECTUS


MAY 1, 2003


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

Gabelli International Growth Fund, Inc. (the "Fund") seeks to provide investors with long-term capital appreciation. The production of any current income is incidental.

PRINCIPAL INVESTMENT STRATEGIES:


The Fund invests primarily in equity securities of foreign issuers located in at least three countries outside the United States that are likely to have rapid growth in revenues and earnings and potential for above-average capital appreciation. Equity securities include common and preferred stocks, securities convertible into common stocks and securities like rights and warrants that have common stock characteristics. The Fund seeks to invest in companies that have the potential to grow faster than other companies in their respective equity markets and are priced at attractive valuation levels.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. Foreign securities are subject to currency, information and political risks. The Fund is also subject to the risk that the judgment of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), about the above-average growth potential of particular stocks is incorrect.


YOU MAY WANT TO INVEST IN THE FUND IF:


      o you are a long-term investor
      o you seek growth of capital
      o you seek to diversify domestic investments with investments in foreign securities

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you are seeking a high level of current income
      o you are conservative in your investment approach
      o you seek  stability  of  principal  more than growth of capital


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

PERFORMANCE:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of a broad-based securities market index. The historical performance of Class AAAShares, which are not offered in this prospectus, is used to calculate performance for Class A, Class B and Class C Shares prior to their issuance. Class A, Class B and Class CShares were initially issued in March, 2000. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and distribution fees. The performance for the Class B and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                              1996    22.2%
                              1997     7.3%
                              1998    17.4%
                              1999    52.4%
                              2000   -16.5%
                              2001   -24.3%
                              2002   -14.9%

The bar chart above shows the total returns for Class AAA Shares for the periods ended 1996 through 2000 and Class CShares for the periods ended 2001 and 2002. Class A, B and CShare sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 36.9% (quarter ended December 31, 1999) and the lowest return for a quarter was (17.3)% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


           AVERAGE ANNUAL TOTAL RETURNS                                                       SINCE JUNE 30,
     (FOR THE PERIODS ENDED DECEMBER 31, 2002)          PAST ONE YEAR     PAST FIVE YEARS          1995*
   ----------------------------------------------       -------------     ---------------     -------------
Gabelli International Growth Fund, Inc. Class C Shares:
    Return Before Taxes ................................   (14.85)%           (0.76)%               4.45%
    Return After Taxes on Distributions ................   (14.85)%           (1.77)%               3.74%
    Return After Taxes on Distributions
        and Sale of Fund Shares ........................   (12.56)%           (0.81)%               3.60%
Class AShares**
    Return Before Taxes ................................   (13.05)%           (2.16)%               3.46%
Class B Shares**
    Return Before Taxes ................................   (14.79)%           (0.76)%               4.45%
MSCI EAFE Index*** .....................................   (15.66)%           (2.61)%               0.42%
Lipper International Fund Average**** ..................   (16.67)%           (2.63)%               1.28%
------------------------

*    From June 30, 1995, the date that the Fund's Class AAAShares commenced investment operations.
**   Class  AShares  include the effect of the initial  sales charge and Class B and Class C include the effect of the applicable contingent deferred sales charge.
***  The Morgan Stanley Capital  International EAFE Index ("MSCI EAFE Index") is a widely recognized unmanaged  index composed of common stocks from Europe,  Australia,  Asia and the Far East. The
     Index figures do not reflect any deduction for fees, expenses or taxes and do not include reinvested dividends.
**** The Lipper  International  Fund Average  represents the average  performance  of  international equity mutual funds as tracked by Lipper, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class CShares. After-tax returns for other classes will vary due to the differences in expenses.


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                CLASS A           CLASS B           CLASS C
                                                                 SHARES            SHARES           SHARES
                                                                ---------         ---------        ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Redemption Fee (for shares held less than 60 days)
  payable to the Fund .......................................     2.00%             None              None
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .......................     5.75%(1)          None              None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(4)) ..................     None(2)           5.00%(3)          1.00%(3)
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees .............................................     1.00%             1.00%             1.00%
Distribution and Service (Rule 12b-1) Expenses(5) ...........     0.25%             1.00%             1.00%
Other Expenses ..............................................     0.18%             0.65%             0.61%
                                                                  ----              ----              ----
Total Annual Operating Expenses .............................     1.43%             2.65%             2.61%
                                                                  ====              ====              ====

------------------------
(1)  The sales charge declines as the amount invested increases.
(2)  If no sales  charge was paid at the time of purchase as part of an  investment  that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.
(3)  The Fund  imposes a sales  charge  upon  redemption  of Class B Shares if you sell your  shares within seventy-two  months after purchase.  The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to  redemptions  of Class C Shares within twenty-four months after purchase.
(4)  "Redemption  price"  equals  the net  asset  value at the  time of  investment  or  redemption, whichever is lower.
(5)  Due to the payment of Rule 12b-1 fees, long-term  shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.




EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                            1 YEAR         3 YEARS         5 YEARS       10 YEARS
                                           ---------      ---------       ---------      ---------
Class A Shares
 - assuming redemption ...................    $712          $1,001          $1,312         $2,190
 - assuming no redemption ................    $712          $1,001          $1,312         $2,190

Class B Shares
 - assuming redemption ...................    $768          $1,123          $1,605         $2,687
 - assuming no redemption ................    $268            $823          $1,405         $2,687

Class C Shares
 - assuming redemption ...................    $364            $811          $1,385         $2,944
 - assuming no redemption ................    $264            $811          $1,385         $2,944


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         INVESTMENT AND RISK INFORMATION

The Fund seeks long-term capital appreciation. To achieve its investment objective, the Fund invests primarily in the equity securities of foreign issuers.


Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of companies located in at least three countries outside the U.S. that the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above-average capital appreciation.


In selecting investments for the Fund, the Adviser considers a number of factors, including:

     o a company's potential to grow faster than other companies in its respective equity market
     o valuation levels
     o the political stability and economic outlook of countries and regions
     o the prudent allocation among countries and regions to reduce volatility in the Fund's portfolio.

The Fund intends to diversify its investments across different countries, but the percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser's judgment. The Fund intends to invest in the securities of companies located in developed countries and, to a lesser extent, those located in emerging markets.

The Fund may also use the following investment technique:

     o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities or money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

Investing in the Fund involves the following risks:

     o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     o FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:

          o CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

          o INFORMATION RISK. Key information about an issuer, security or market may be inaccurate or unavailable.

          o POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

          o ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.


     o FUND AND MANAGEMENT RISK. The Fund invests in growth and value stocks and the Fund's price may decline if the market favors other types of stocks. If the Portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund's shares may decline.

                             MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2002, the Fund paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.

THE PORTFOLIO MANAGER. Mr. Caesar M.P. Bryan is primarily responsible for the day-to-day investment management of the Fund. Mr. Bryan has been a Senior Vice President and Portfolio Manager with GAMCO Investors, Inc., a wholly owned subsidiary of GBL, and Portfolio Manager of the Gabelli Gold Fund, Inc. since May 1994 and Co-Portfolio Manager of the Gabelli Global Opportunity Fund since May 1998.


                                CLASSES OF SHARES

Three classes of the Fund's shares are offered in this prospectus - Class A Shares, Class B Shares and Class C Shares. Class AAAShares of the Fund are described in a separate prospectus. The table below summarizes the differences among the classes of shares.


     o A "front-end sales load" or sales charge, is a one-time fee charged at the time of purchase of shares.

     o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.
     o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                CLASS A SHARES              CLASS B SHARES        CLASS C SHARES
------------------------------------------------------------------------------------------------------
Front-End Sales Load?      Yes. The percentage            No.                     No.
                           declines as the amount
                           invested increases.
------------------------------------------------------------------------------------------------------
Contingent Deferred        Yes, for shares                Yes, for shares         Yes, for shares
Sales Charge?              redeemed within twenty-        redeemed within         redeemed within
                           four months after pur-         seventy-two months      twenty-four months
                           chase as part of an            after purchase.         after purchase.
                           investment greater than        Declines over time.
                           $2 million if no front-end
                           sales charge was paid
                           at the time of purchase.
------------------------------------------------------------------------------------------------------
Rule 12b-1 Fee             0.25%                          1.00%                   1.00%
------------------------------------------------------------------------------------------------------
Convertible to Another     No.                            Yes. Automatically      No.
Class?                                                    converts to Class A
                                                          Shares approximately
                                                          ninety-six months
                                                          after purchase.
------------------------------------------------------------------------------------------------------
Fund Expense Levels        Lower annual expenses          Higher annual           Higher annual
                           than Class B or Class C        expenses than Class     expenses than Class
                           Shares.                        A Shares.               A Shares.
------------------------------------------------------------------------------------------------------


In selecting a class of shares in which to invest, you should consider:

     o the length of time you plan to hold the shares
     o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value
     o whether you qualify for a reduction or waiver of the Class A sales charge
     o that Class B Shares convert to Class A Shares approximately ninety-six months after purchase

--------------------------------------------------------------------------------
              IF YOU...                           THEN YOU SHOULD CONSIDER...
--------------------------------------------------------------------------------
o  do not qualify for a reduced or           purchasing Class C Shares instead
   waived front-end sales load and           of either Class A Shares or Class B
   intend to hold your shares for            Shares
   only a few years
--------------------------------------------------------------------------------
o  do not qualify for a reduced or           purchasing Class B Shares instead
   waived front-end sales load and           of either Class A Shares or Class C
   intend to hold your shares for            Shares
   several years
--------------------------------------------------------------------------------
o  do not qualify for a reduced or           purchasing Class A Shares
   waived front-end sales load and
   intend to hold your shares
   indefinitely
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                                    SALES CHARGE            SALES CHARGE           REALLOWANCE
                                                     AS % OF THE               AS % OF                 TO
AMOUNT OF INVESTMENT                               OFFERING PRICE*         AMOUNT INVESTED       BROKER-DEALERS
--------------------                              ----------------        ----------------      ----------------
Under $50,000 ..................................       5.75%                    6.10%                 5.00%
$50,000 but under $100,000 .....................       4.50%                    4.71%                 3.75%
$100,000 but under $250,000 ....................       3.50%                    3.62%                 2.75%
$250,000 but under $500,000 ....................       2.50%                    2.56%                 2.00%
$500,000 but under $1 million ..................       2.00%                    2.04%                 1.75%
$1 million but under $2 million ................       1.00%                    1.01%                 1.00%
$2 million but under $3 million ................       0.00%**                  0.00%                 1.00%
$3 million or more .............................       0.00%**                  0.00%                 0.50%

------------------------
 *   Includes front-end sales load
 **  Subject to a 1.00% CDSC for two years after purchase


If you sell or exchange your Class AShares within 60 days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount.


SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive volume discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

1. VOLUME DISCOUNTS. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in the Fund and Class A Shares of other funds advised by the Adviser or its affiliates along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 5.75% normally charged on a $4,000 purchase. If you want more information on volume discounts, call your broker.


2. LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter of Intent (the "Letter") to Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the higher rate if you fail to honor your Letter. For more information on the Letter, call your broker.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


3. INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (2) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (3) tax-exempt organizations enumerated in
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to
Section 457 of the Code that have  established  omnibus  accounts with the Fund;
(5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Distributor when they first satisfy these requirements); (6) any unit investment trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which have shares of the Fund as a principal investment; (7) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's Distributor, and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.


Investors who qualify under any of the categories described above should contact their brokerage firm.

CONTINGENT DEFERRED SALES CHARGES.

You will pay a CDSC when you redeem:

     o Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $2 million if no front-end sales charge was paid at the time of purchase

     o Class B Shares within  approximately  seventy-two months of buying them

     o Class C Shares within approximately twenty-four months of buying them

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1%. The CDSC schedule for Class B Shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                       CLASS B SHARES
                  YEARS SINCE PURCHASE                      CDSC
                  --------------------               ------------------
                  First                                     5.00%
                  Second                                    4.00%
                  Third                                     3.00%
                  Fourth                                    3.00%
                  Fifth                                     2.00%
                  Sixth                                     1.00%
                  Seventh and thereafter                    0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Fund.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class C Shares of the Fund.


You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gain distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.


We will waive the CDSC payable upon redemptions of shares for:

     o redemptions and distributions from retirement plans made after the death or disability of a shareholder
     o minimum required distributions made from an IRA or other retirement plan account after you reach age 59 1/2
     o involuntary redemptions made by the Fund
     o a distribution from a tax-deferred retirement plan after your retirement
     o returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE -- CLASS B SHARES:

     o Class B Shares automatically convert to Class A Shares of the Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.
     o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.
     o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
     o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.
     o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 for each of its classes of shares (each, a "Plan"). Under each Plan, the Fund may use its assets to finance activities relating to the sale of its shares and the provision of certain shareholder services.

For the classes covered by this prospectus, the Rule 12b-1 fees vary by class as follows:

                                  CLASS A       CLASS B         CLASS C
                                  -------       -------         -------
Service Fees ...................   0.25%          0.25%           0.25%
Distribution Fees ..............   None           0.75%           0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into selling agreements with the Fund's Distributor.

The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street Bank and Trust Company ("State Street") on your behalf. Broker-dealers or other financial intermediaries may send confirmations of your transactions and periodic account statements showing your investments in the Fund.


     o BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.


        BY MAIL                                         BY PERSONAL DELIVERY
        -------                                         --------------------
        THE GABELLI FUNDS                               THE GABELLI FUNDS
        P.O. BOX 8308                                   C/O BFDS
        BOSTON, MA 02266-8308                           66 BROOKS DRIVE
                                                        BRAINTREE, MA 02184


     o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI(800-422-3554)to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:


                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                   RE: GABELLI INTERNATIONAL GROWTH FUND, INC.
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

        If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its shares at the net asset value next determined after the Fund receives your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares as described under "Classes of Shares - Sales Charge - Class A Shares." See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.


GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement.


--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request, in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges." See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or other financial intermediary will transmit a redemption order on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.


If you sell or exchange your Class A shares within 60 days after the purchase date, you will be charged a fee of 2.00% of the total redemption amount. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. In addition, the Fund hopes that the fee will discourage short-term trading of its shares. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchasing (shares held longest will be redeemed first). The redemption fee will not apply to shares currently held by shareholders and shares purchased through programs (such as certain wrap fee fund programs, supermarket programs and employee benefit plans) that the Adviser determines have appropriate anti-short term trading policies in place or that are unable legally or procedurally to restrict short-term trading. The redemption fee may be modified or discontinued at any time or from time to time by the Board of Directors.

In the event that you wish to redeem shares in a registered account established by a broker/dealer or other intermediary and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund.


In effecting an exchange:


       o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.
       o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange.
       o you may realize a taxable gain or loss.
       o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus.
       o you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.


     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.
     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.


The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             PRICING OF FUND SHARES


The Fund's net asset value per share is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share of each class is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value after the purchase or redemption order is received in proper form.


Trading takes place in various foreign markets on days which are not Business Days and therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect the net asset value, in which case the value of those securities will be determined by or under the direction of the Board of Directors after taking into account relevant information.

                           DIVIDENDS AND DISTRIBUTIONS


Dividends of net investment income and capital gains, if any, will be paid annually. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the net asset value per share on the reinvestment date, which is typically on the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different classes of shares.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------


                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of net investment income and net capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to tax. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable.

The Fund may be required to withhold a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Also, dividends, distributions, and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any shares you redeemed during the previous year.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.


                            MAILINGS TO SHAREHOLDERS


In our continuing effort to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance for A, B and C Shares of the Fund since the commencement of their offering. The total returns in the table represent the rates that an investor would have earned or lost on an investment in the Fund's designated class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.


                     GABELLI INTERNATIONAL GROWTH FUND, INC.

Per share amounts for the Fund's Class A, B and C Shares outstanding for the fiscal year ended December 31,


                                      INCOME
                           FROM INVESTMENT OPERATIONS                        DISTRIBUTIONS
                      ------------------------------------      -------------------------------------
                                       Net
            Net Asset               Realized and     Total                     Net                     Net Asset
  Period      Value,      Net       Unrealized        from           Net     Realized                    Value,
   Ended    Beginning Investment    Gain/(Loss)on  Investment    Investment   Gain on       Total        End of      Total
December 31 of Period Income/(Loss) Investments    Operations      Income   Investments  Distributions   Period     Return+
----------- --------- ------------- ------------   ----------    ---------- -----------  -------------   -------    -------
CLASS A
  2002(a)      $13.74   $(0.05)       $(1.74)       $(1.79)       $(0.04)         --      $(0.04)        $11.91    (13.1)%
  2001(a)(d)    14.88    (0.23)        (0.69)        (0.92)        (0.19)     $(0.03)      (0.22)         13.74     (6.2)

CLASS B
  2002(a)      $13.73   $(0.09)       $(1.94)       $(2.03)           --          --          --         $11.70    (14.8)%
  2001(a)       17.68     0.12         (3.95)        (3.83)       $(0.09)     $(0.03)     $(0.12)         13.73    (21.7)

CLASS C
  2002(a)      $13.74   $(0.10)       $(1.94)       $(2.04)           --          --          --         $11.70    (14.9)%
  2001(a)       18.28     0.07         (4.51)        (4.44)       $(0.07)     $(0.03)     $(0.10)         13.74    (24.3)
  2000(a)(b)    25.94    (0.12)        (6.79)        (6.91)           --       (0.75)      (0.75)         18.28    (26.6)

                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
              -------------------------------------------------------
                                 Net                      Operating
              Net Assets     Investment      Operating    Expenses
  Period        End of    Income/(Loss) to  Expenses to     Ratio     Portfolio
   Ended        Period       Average Net    Average Net   (Net of     Turnover
December 31   (in 000's)      Assets           Assets     Interest)     Rate
-----------   ----------  ---------------- ------------- ------------ ---------
CLASS A
  2002(a)         $1          (0.36)%           1.43%      1.43%         25%
  2001(a)(d)       1          (3.85)(c)         1.86(c)    1.86(c)       31

CLASS B
  2002(a)        $14          (0.69)%           2.65%      2.64%         25%
  2001(a)         18           0.82(c)          2.60(c)    2.56(c)       31

CLASS C
  2002(a)         $3          (0.78)%           2.61%      2.61%         25%
  2001(a)          4           0.43             2.64       2.59          31
  2000(a)(b)       5          (1.43)(c)         2.52(c)    2.50(c)       62

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the average daily shares outstanding method.
(b) From the commencement of offering Class C Shares on March 9, 2000.
(c) Annualized.
(d) Class A Shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A Shares as the information for this period is not considered meaningful.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?


The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.


WHATKIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about thE transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?


We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
                     GABELLI INTERNATIONAL GROWTH FUND, INC.

                              CLASS A, B, C SHARES

================================================================================
FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:


The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:


                     Gabelli International Growth Fund, Inc.

                              One Corporate Center

                               Rye, NY 10580-1422

                      Telephone: 800-GABELLI (800-422-3554)

                                www.gabelli.com

--------------------------------------------------------------------------------

You can review and/or copy the Fund's prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


     o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by calling 202-942-8090.

     o Free from the EDGAR Database on the Commission's website at www.sec.gov.


(Investment Company Act File No. 811-08560)

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2003


This Statement of Additional Information ("SAI"), which is not a prospectus, describes the Gabelli International Growth Fund, Inc. (the "Fund"), a Maryland corporation. The SAI should be read in conjunction with the Fund's Prospectuses for Class A Shares, Class B Shares and Class C Shares and Class AAA Shares, each dated May 1, 2003. For a free copy of a Prospectus, please contact the Fund at the address, telephone number or Internet website printed below. This SAI is incorporated by reference in its entirety into the Fund's Prospectuses.

                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 WWW.GABELLI.COM



                                TABLE OF CONTENTS


GENERAL INFORMATION --------------------------------------------------------------------2
INVESTMENT STRATEGIES AND RISKS --------------------------------------------------------2
INVESTMENT RESTRICTIONS ----------------------------------------------------------------8
DIRECTORS AND OFFICERS -----------------------------------------------------------------9
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ---------------------------------------------12
INVESTMENT ADVISORY AND OTHER SERVICES -------------------------------------------------13
DISTRIBUTION PLANS ---------------------------------------------------------------------16
PORTFOLIO TRANSACTIONS AND BROKERAGE ---------------------------------------------------16
REDEMPTION OF SHARES -------------------------------------------------------------------18
DETERMINATION OF NET ASSET VALUE -------------------------------------------------------18
DIVIDENDS, DISTRIBUTIONS AND TAXES -----------------------------------------------------19
INVESTMENT PERFORMANCE INFORMATION -----------------------------------------------------21
DESCRIPTION OF THE FUND'S SHARES--------------------------------------------------------25
FINANCIAL STATEMENTS -------------------------------------------------------------------26
APPENDIX A -----------------------------------------------------------------------------A-1

                               GENERAL INFORMATION

The Fund is diversified, open-end, management investment company organized under the laws of the State of Maryland on May 25, 1994. The Fund commenced operations on June 30, 1995.

The Fund's Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

                         INVESTMENT STRATEGIES AND RISKS

INVESTMENTS
Subject to the Fund's policy of investing at least 65% of its total assets in the equity securities of foreign companies, the Fund may invest in any of the securities described below.

EQUITY SECURITIES
Because the Fund in seeking to achieve its investment objective it may invest in the common stocks of both foreign and domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund's shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. The Fund does not expect to invest in excess of 5% of its assets in securities of unseasoned issuers (companies that have operated less than three years), which, due to their short operating history, may have less information available and may not be as liquid as other securities.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate and liquidation or redemption value is usually pre-established, such securities tend to have less possibility of capital appreciation.

Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. Issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. Dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.


SOVEREIGN DEBT SECURITIES
The Fund may invest in securities issued or guaranteed by any country and denominated in any currency. The Fund expects to invest in the securities of companies located in developed countries, and to a lesser extent, those located in emerging markets. Developed markets include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. An emerging country is any country which is generally considered to be an emerging or developing country by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by its authorities as emerging or developing, at the time of the Fund's investment. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws. The Fund may have limited legal recourse in the event of default. Also, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.

The Fund may also purchase securities issued by quasi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The Fund will not invest more than 25% of its assets in the securities of such supranational entities.

NONCONVERTIBLE FIXED INCOME SECURITIES
The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default, although the Fund will not invest more than 5% of its assets in such securities.

Up to 25% of the Fund's total assets may be invested in lower-quality debt securities, although the Fund currently does not expect to invest more than 5% of its assets in such securities. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P"), respectively, which ratings are considered investment grade, possess some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. See "Appendix - Description of Ratings." There are risks involved in applying credit ratings as a method of evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Fund will rely on the judgment, analysis and experience of its adviser, Gabelli Funds, LLC (the "Adviser"), in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other fixed income securities will adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. At times, adverse publicity regarding lower-quality securities has depressed prices for such securities to some extent.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

CONVERTIBLE SECURITIES
The Fund may invest up to 25% of its total assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or unrated but of equivalent credit quality in the judgment of the portfolio manager, although the Fund currently does not expect to invest in excess of 5% of its assets in such securities.

Some of the convertible securities in the Fund's portfolio may be "Pay-in-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

SECURITIES SUBJECT TO REORGANIZATION
The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

OPTIONS
The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option, and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, other than for hedging purposes, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

WARRANTS AND RIGHTS
The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

INVESTMENTS IN INVESTMENT COMPANIES
The Fund may invest up to 10% of its total assets (5% per issuer) in securities issued by other unaffiliated investment companies, although the Fund may not acquire more than 3% of the voting securities of any investment company.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS
The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. When the Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

SHORT SALES
The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 5% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTED AND ILLIQUID SECURITIES
The Fund may invest up to a total of 15% of its net assets in securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. Within this 15% limitation, the Fund may invest up to 5% of its net assets in the securities of unseasoned issuers. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated for less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

To the extent it can do so consistent with the foregoing limitations, the Fund may invest in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933, as amended, but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

REPURCHASE AGREEMENTS
The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investment of a longer-term nature. The following information supplements that in the Prospectus.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES
To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING
The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of the Fund's total assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

HEDGING TRANSACTIONS
FUTURES AND FORWARD CONTRACTS. The Fund may enter into futures and forward contracts only for certain bona fide hedging and risk management purposes. The Fund may enter into futures and forward contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission, an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

CURRENCY TRANSACTIONS. The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular day and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived investment needs of the Fund. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively broad and deep as compared to the markets for similar instruments which are established in the interbank market. In accordance with the current position of the staff of the Securities and Exchange Commission (the "SEC"), the Fund will treat swap transactions as illiquid for purposes of the Fund's policy regarding illiquid securities. Futures contracts, interest rate swaps, and options on securities, indices and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

The Fund expects that its investments in these currency transactions and the futures and forward contracts described above will be less than 5% of its net assets.

PORTFOLIO TURNOVER
The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover, the Adviser expects that the annual turnover rate of the Fund will not exceed 75%. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                             INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (1) 67% of the Fund's voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy, or (2) more than 50% of the Fund's outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage holdings resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

(1) invest more than 25% of the value of its total assets in any particular industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

(2) issue senior securities, except that the Fund may borrow money from a bank, including on margin if margin securities are owned, in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

(5) invest for the purpose of exercising control over management of any company;

(6) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than publicly traded real estate investment trusts and publicly traded master limited partnership interests; or

(7) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas or mineral leases.

In addition, as a diversified investment company, the Fund is subject to the following limitations as to 75% of its total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government and its agencies and instrumentalities, and
(b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Fund's Board of Directors is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Fund is set forth below:

                                TERM OF        NUMBER OF
                              OFFICE AND         FUNDS
NAME, POSITION(S)              LENGTH OF    IN FUND COMPLEX
ADRESS 1                          TIME        OVERSEEN BY         PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
AND AGE                        SERVED 2        DIRECTORS          DURING PAST FIVE YEARS              HELD BY DIRECTOR 3
-------                        --------        ---------          ----------------------              ------------------
INTERESTED DIRECTORS4:
MARIO J. GABELLI              Since 1994           23         Chairman of the Board and Chief        Director of Morgan Group
Director                                                      Executive Officer of Gabelli           Holdings, Inc. (holding
Age:  60                                                      Asset Management Inc. and Chief        company); Vice Chairman of
                                                              Investment Officer of Gabelli          Lynch Corporation
                                                              Funds, LLC and GAMCO Investors,        (diversified manufacturing)
                                                              Inc.; Vice Chairman and Chief
                                                              Executive Officer of Lynch
                                                              Interactive Corporation
                                                              (multimedia and services)

KARL OTTO POHL                Since 1994           32         Member of the Shareholder Committee    Director of Gabelli Asset
Director                                                      of Sal Oppenheim Jr. & Cie (private    Management Inc. (investment
Age:  73                                                      investment bank); Former President     management); Chairman,
                                                              of the Deutsche Bundesbank and         Incentive Capital and
                                                              Chairman of its Central Bank Council   Incentive Asset Management
                                                              (1980-1991)                            (Zurich); Director at Sal
                                                                                                     Oppenheim Jr. & Cie, Zurich

ANTHONY J. COLAVITA           Since 1994           34         President and Attorney at Law in the               ----
Director                                                      law firm of Anthony J. Colavita, P.C.
Age:  67

------------------------------------
1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted. 2 Each Director will hold office for an indefinite term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By Laws and Articles of Incorporation.
3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.
4 "Interested person" of the Fund as defined in the 1940 Act. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

                                TERM OF        NUMBER OF
                              OFFICE AND         FUNDS
NAME, POSITION(S)              LENGTH OF    IN FUND COMPLEX
ADRESS 1                          TIME        OVERSEEN BY         PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
AND AGE                        SERVED 2        DIRECTORS          DURING PAST FIVE YEARS              HELD BY DIRECTOR 3
-------                        --------        ---------          ----------------------              ------------------
NON-INTERESTED DIRECTORS:

WERNER J. ROEDER, MD          Since 1994          26          Vice President of Medical Affairs at           ___
Director                                                      Lawrence Hospital Center and
Age:  62                                                      practicing private physician

ANTHONIE C. VAN EKRIS         Since 1994          19          Managing Director of BALMAC                    ___
Director                                                      International, Inc. (commodities)
Age:  68


OFFICERS:

CAESAR M.P. BRYAN             Since 1994          --          Senior Vice President of and
Portfolio Manager                                             Portfolio Manager with GAMCO
Age:  48                                                      Investors, Inc. and Gabelli Funds,
                                                              LLC

BRUCE N. ALPERT               Since 1994          --          Executive Vice President and Chief
President                                                     Operating Officer of Gabelli Funds,
Age:  51                                                      LLC since 1988 and an officer of all           ___
                                                              mutual funds advised by Gabelli
                                                              Funds, LLC and its affiliates.
                                                              Director and President of Gabelli
                                                              Advisers, Inc.

GUS A. COUTSOUROS             Since 2003          --          Vice President and Chief Financial
Vice President and Treasurer                                  Officer of Gabelli Funds, LLC since
Age:  40                                                      1988 and an officer of all mutual              ___
                                                              funds advised by Gabelli Advisers,
                                                              Inc. Prior to
                                                              1990, Treasurer of
                                                              Lazard Funds.

JAMES E. MCKEE                Since 1995          --          Vice President, General Counsel and
Secretary                                                     Secretary of Gabelli Asset
Age:  39                                                      Management Inc. since 1999 and GAMCO           ___
                                                              Investors, Inc. since 1993;
                                                              Secretary of all mutual funds
                                                              advised by Gabelli Advisers, Inc.
                                                              and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted. 2 Each Director will hold office for an indefinite term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By Laws and Articles of Incorporation.
3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.
4 "Interested person" of the Fund as defined in the 1940 Act. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

STANDING BOARD COMMITTEES

The Board of Directors has established three standing committees in connection with their governance of the Fund - Audit, Nominating and Proxy Voting.

The Fund's Audit Committee consists of two members: Messrs. Colavita (Chairman) and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Fund on February 19, 2003. As set forth in the Charter, the function of the Audit Committee is oversight; it is managements' responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent accountants. During the fiscal year ended December 31, 2002, the Audit Committee met twice.

The Fund's Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2002. The Fund does not have a standing compensation committee.

The Proxy Voting Committee consists of three members: Messrs. Roeder (Chairman), Colavita and van Ekris, who are not "interested persons" as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee shall, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider certain proxy related matters.

DIRECTOR OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

                                                     DOLLAR RANGE OF EQUITY            AGGREGATE DOLLAR RANGE OF EQUITY
                                                         SECURITIES HELD                        SECURITIES HELD
NAME OF DIRECTOR                                           IN THE FUND                          IN FUND COMPLEX
--------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

Mario J. Gabelli                                                E                                      E

Karl Otto Pohl                                                  A                                      A

NON-INTERESTED DIRECTORS:

Anthony J. Colavita                                             C                                      E

Werner J. Roeder, MD                                            B                                      E

Anthonie C. van Ekris                                           C                                      E

-------------------
*   Key to Dollar Ranges- Information as of December 31, 2002
A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. Over $100,000

DIRECTOR AND OFFICER COMPENSATION

The Fund pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $1000 and $250 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Fund's Directors. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2002.

                                             COMPENSATION TABLE
                                           Aggregate Compensation
                                               from Registrant
                                                (Fiscal Year)

                                                                                  TOTAL COMPENSATION
                                             AGGREGATE COMPENSATION                  FROM THE FUND
NAME OF PERSON AND POSITION                      FROM THE FUND                     AND FUND COMPLEX*
------------------------------------------------------------------------------------------------------
Mario J. Gabelli                                    $ 0                               $ 0 (23)
Chairman of the Board

Anthony J. Colavita                                 $2,500                            $153,286  (34)
Director

Karl Otto Pohl                                      $   0                             $   0  (32)
Director

Werner J. Roeder, M.D.                              $2,500                            $97,786  (26)
Director

Anthony C. van Ekris                                $2,500                            $67,250 (19)
Director

------------
* Represents the total compensation paid to such persons for the calendar year ended December 31, 2002. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person received compensation and which are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

CODE OF ETHICS

The Fund, the Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Fund.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 7, 2003, the following persons were known to own of record or beneficially 5% or more of the Fund's outstanding shares:

NAME AND ADDRESS OF HOLDER OF RECORD               PERCENTAGE OF CLASS
------------------------------------               -------------------

CLASS AAA
Charles Schwab & Co., Inc.                                  7.85%
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

NAME AND ADDRESS OF HOLDER OF RECORD                   PERCENTAGE OF CLASS
------------------------------------                   -------------------

CLASS A
Bear Stearns Securities Corp                                      92.59%
1 Metrotech Center North
Brooklyn, NY 11201-3870

US CLEARING CORP                                                  6.82%
26 Broadway
New York, NY  10004-1703

CLASS B
Dean Witter                                                       66.99%
PO Box 250 Church Street Station
New York, NY 10008-0250

Victor Emmanuel Nicholas Kilsby TTE                               22.85%
Emmanual Kerr Kilsby Inc.
28 Shields Lane
Ridgefield, CT  06877-2628

Mario J. Gabelli                                                  6.27%*
One Corporate Center
Rye, NY  10580-1422

CLASS C
Raymond James & Assoc. Inc.                                       97.42%
FBO Strandlund, EJ&D
BIN# 42475891
880 Carillon Pkwy.
St. Petersburg, FL  33716-1100

------------------------------------
* Shares indirectly beneficially owned by Mr. Gabelli as a result of his position as a controlling person of certain shareholders of the Fund.

As of April 7, 2003, as a group, the Directors (excluding Mr. Gabelli) and officers of the Fund owned less than 1% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

The Adviser is a New York limited liability company which serves as Adviser to 15 open-end investment companies, and 4 closed-end investment companies with aggregate assets in excess of $8.7 billion as of December 31, 2002. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in Gabelli Asset Management, Inc. ("GBL"), the parent company of the Adviser. GAMCO Investors, Inc. ("GAMCO") acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had aggregate assets in excess of approximately $10 billion under its management as of December 31, 2002. Gabelli Advisers, Inc., a majority-owned subsidiary of GBL and affiliates, acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately 450 million as of December 31, 2002. Gabelli Securities, Inc., a wholly-owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $600 million as of December 31, 2002. Gabelli Fixed Income LLC acts as investment adviser for the 3 active portfolios of The Treasurer's Fund, Inc., and separate accounts having assets under management of approximately $1.6 billion as of December 31, 2002. Each of the foregoing companies is a subsidiary of Gabelli Asset Management, Inc.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Pursuant to an Investment Advisory Contract (the "Contract"), which was initially approved by the Fund's sole shareholder on June 28, 1995, and last approved by the Board of Directors on February 19, 2003, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund. For the services it provides, the Adviser is paid an annual fee based on the value of the Fund's average daily net assets of 1.00%.

The Contract was most recently approved by the Directors, including a majority of the Directors who are not parties to the Contract or "interested persons" (as such term is defined in the 1940 Act") of any party thereto, on February 19, 2003. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Adviser in connection with the Directors' consideration of the Contract. The Directors also reviewed their responsibilities under applicable law. The Directors considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund. The information on these matters to similar information for other mutual funds of a comparable size and investment program. The Board also reviewed the profitability of the Contract to the Adviser, the Fund's absolute and comparative investment performance and the quality of the services provided to the Fund by the Adviser and it's affiliates. The independent Directors met separately to discuss this information. Based on their consideration of all of the above factors, the independent Directors recommended to the full board, and each of the Directors present at the meeting determined that renewal of the Contract was in the best interest of the Fund and its shareholders. In the course of arriving at such a determination the independent Directors noted in particular the comparative investment performance of the Fund within its peer group, the expertise of the portfolio manager and the level of services provided by the adviser.

Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's custodian and transfer agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's sub-administrator, custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus and SAI including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) supervise the calculation of the net asset value of shares in the Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board.

The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board of Directors or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by majority vote of the Directors who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the adviser a fee, computed daily and payable monthly, equal, on a annual basis, to 1.00% of the Fund's average daily net assets, payable out of the Fund's net assets and allocable to each class on the basis of the assets attributable to such class. For the fiscal years ended December 31, 2002, 2001 and 2000, the Fund incurred investment advisory fees of $416,000, $537,614 and $668,634 respectively.

THE SUB-ADMINISTRATOR
The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, PA 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Directors Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .01%.

COUNSEL
Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's legal counsel.

INDEPENDENT AUDITORS
Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected to audit the Fund's annual financial statements.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street, 225 Franklin Street, Boston, MA 02110 is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR
To implement the Fund's 12b-1 Plan, the Fund has entered into an Amended and Restated Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

For the period from March 1, 2000 (commencement of operations) through December 31, 2000 and the fiscal years ended December 31, 2001 and December 31, 2002, commissions (sales charges) on sales of the Fund's Class A Shares amounted to $0, $121 and $58, respectively, and the amounts retained by Gabelli & Company were $0, $21 and $8, respectively. For the period from March 9, 2000 (commencement of operations of Class B and C Shares) through December 31, 2000 and the fiscal years ended December 31, 2001 and December 31, 2002, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Fund's Class B Shares and retained commission earned on the sale of the Fund's Class B Shares in the amounts of $0, $0 and $0, respectively. For the same periods, Gabelli & Company was paid commissions for contingent deferred sales charges on the sale of the Fund's Class C Shares and retained commission earned on the sale of the Fund's Class C Shares in the amounts of $0, $0 and $0, respectively.

Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2002.

NET UNDERWRITING
  DISCOUNTS AND    COMPENSATION ON
   COMMISSIONS     REDEMPTIONS AND     BROKERAGE COMMISIONS   OTHER COMPENSATION
                     REPURCHASES
---------------- --------------------- --------------------- -------------------
       $8                 $0                    $0                    ---
---------------- --------------------- --------------------- -------------------

                               DISTRIBUTION PLANS

Pursuant to separate distribution and service plans (the "Class A Plan", the "Class B Plan", the "Class C Plan" and the "Class AAA Plan", collectively, the Plans) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and the Amended and Restated Distribution Agreement, the Distributor incurs the expenses of distributing the Fund's Class A, Class B, Class C and Class AAA shares. In addition, the Distributor receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B and Class C shares.

The Class A, Class B, Class C and Class AAA Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A, Class B, Class C or Class AAA Plans (the Independent Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Independent Directors, or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be committed to the Independent Directors.

Pursuant to the Amended and Restated Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

During the fiscal year ended December 31, 2002, the Distributor incurred expenses of $74,700. Of this amount $2,700 was attributable to advertising, $15,700 to printing, postage and stationery, $800 to overhead support expenses, $22,200 to compensation of personnel of the Distributor and $33,300 to third party brokers. Pursuant to the Plans, the Fund paid the Distributor $104,200, or ..25% of its average daily net assets. The Plans compensate the Distributor regardless of its expenses.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Class A, B, C Shares Prospectus under the "Classes of Shares" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No independent Director had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.

The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale: statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $48,297 on portfolio transactions in the principal amount of $22,474,321 during 2002 to broker-dealers that have provided research services to the Adviser.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Fund.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions to Gabelli & Company.

                                                              Fiscal Year Ended          Commissions
                                                                 December 31,               Paid
                                                                 ------------               ----

Total Brokerage Commissions                                          2000                 $244,561
                                                                     2001                 $ 79,160
                                                                     2002                 $ 56,021

Commissions paid to Gabelli & Company                                2000                 $      0
                                                                     2001                 $      0
                                                                     2002                 $      0


% of Total Brokerage Commissions                                     2002                        0%
paid to Gabelli & Company


% of Total Transactions involving Commissions                        2002                        0%
paid to Gabelli & Company


As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted procedures which provide that the commissions paid to Gabelli on stock exchange transactions must be reasonable and fair in comparison to the commissions that would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the procedures contain requirements that the Board, including its independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.


To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

                              REDEMPTION OF SHARES

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

OTHER INVESTORS
No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Sub-Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, sibling's spouse and a sibling's children.

                        DETERMINATION OF NET ASSET VALUE

Net asset value is calculated separately for each class of the Fund. The net asset value of Class B Shares and Class C Shares of the Fund will generally be lower than the net asset value of Class A Shares or Class AAA Shares as a result of the larger distribution-related fee to which Class B Shares and Class C Shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities (including options and futures) traded on a market where trades are reported contemporaneously are valued, except as indicated below, at the last sale price or a market's official closing reflected at the close of the regular trading session of the principal market occurring as of or prior to the time and day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such method as the Board of Directors shall determine in good faith to reflect its fair market value.


All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security. Portfolio securities traded primarily on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges.

Short-term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day the security is valued using the closing bid price. The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.


In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities could, if such developments had been reflected in such principal markets, have more than a minimal effect on the Fund's net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by United States persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

GENERAL

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. If it so qualified, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gain, if any, realized during any taxable year to the extent that it distributes such income and capital gains to its shareholders.

The Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long-term capital gain. If any such gains are retained, the Fund will be subject to a Federal income tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for Federal income tax purposes as long-term capital gain, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its own Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income. Any net long-term capital gains distribution by the Fund to its shareholder will be taxable as long-term capital gains, whether distributed in cash or in additional shares and regardless of how long the shareholder has owned the shares.

On December 31, 2002 the Fund's unused capital loss carryforwards were approximately $______. For federal income tax purposes, this amount is available to be applied against future capital gains of the Fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire in varying amounts annually through 20__.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

On December 31, 2002 the Fund's unused capital loss carryforwards were approximately $11,041,866. For federal income tax purposes, this amount is available to be applied against future capital gains of the Fund that are realized prior to the expiration of the applicable carryforward. $5,815,750 of the loss carryforward is available through 2009; and $5,226,116 is available through 2010.

Gains or losses on the sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held by the Fund for twelve months or less will generally be short-term capital gains or losses.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/ or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

FOREIGN INVESTMENTS
Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

PASSIVE FOREIGN INVESTMENT COMPANIES
If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing Fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing Fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DISTRIBUTIONS
Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of investment company taxable income (which includes taxable interest and dividend income and the excess of net short-term capital gains over net long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by a Fund will generally qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of shares should have a basis in such shares of the Fund equal to the amount of cash that the shareholders would have received had they elected to receive cash instead of shares. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES
Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be a capital gain or loss if the shares are held as capital assets and will be long-term, or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions (or deemed distributions) of net long-term capital gain received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in the Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right") and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

BACKUP WITHHOLDING
The Fund may be required to withhold Federal income tax at a rate of 30% (29% in 2004) on all dividends, distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

FOREIGN TAXES
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's assets at the close of a taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat those foreign income taxes paid by the Fund that can be treated as income taxes under U.S. Federal income tax principles as paid by its shareholders. If the Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their eligible portions of this amount against their U.S. income tax liability or to deduct those portions from their U.S. taxable income. Holding period requirements restrict the ability of the Fund to make, and the shareholders to enjoy the benefits of, such an election. No deduction for foreign taxes may be claimed by a shareholder that does not itemize deductions. Certain limitations may be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

NOTICES
Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.


FUND MATTERS
The Fund reserves the right to create and issue a number of portfolios, in which case the shares of each portfolio would participate equally in the earnings, dividends, and assets of the particular portfolio and would vote separately to approve management agreements or changes in investment policies, but shares of all portfolios would vote together in the election or selection of Directors, principal underwriters and auditors and, generally, on any proposed amendment to the Fund's Articles of Incorporation.

Upon liquidation of the Fund or any portfolio, shareholders of the affected portfolio would be entitled to share pro rata in the net assets of their respective portfolio available for distribution to such shareholders.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN

The Fund may advertise its "average annual total return" over various periods of time. Total return figures show the average percentage change in value of an investment in the class from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gain distributions made by the Fund with respect to a class during the period were reinvested in the shares of that class. Figures will be given for the recent one-, five- and ten-year periods, or for the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total returns for any one year in the period might have been greater or less than the average for the entire period. The Fund's "average annual total return" figures are computed according to formulas prescribed by the SEC.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.
The formula can be expressed as follows:

                                  P(1+T)n = ERV

         Where:   P        =        a hypothetical initial payment of $1,000.
                  T        =        average annual total return.
                  n        =        number of years.
                  ERV      =        Ending Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The Fund advertises its "average annual total return - after taxes on distributions" for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                P(1 + T)n = ATVD

         Where:   P        =        a hypothetical initial payment of $1, 000.
                  T        =        average annual total return (after taxes on
                                    distributions).
                  N        =        number of years.
                  ATVD     =        the ending value of a hypothetical $1,000
                                    payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

The Fund advertises its "average annual total return-after taxes on distributions and redemption" for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                                 P(1+T)N = ATVDR

         Where:   P        =        a hypothetical initial payment of $1,000.
                  T        =        average annual total return (after taxes on
                                    distributions and redemption).
                  N        =        number of years.
                  ATVDR    =        the ending value of a hypothetical $1,000
                                    payment made at the beginning of the
                                    1-, 5-, or 10-year
                                    periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions and redemption.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund's average annual total returns for each class of shares were as follows for the periods indicated through December 31, 2002:

                    AVERAGE ANNUAL TOTAL RETURNS-BEFORE TAXES
                    -----------------------------------------

                                      PAST             PAST          SINCE
                                    ONE YEAR        FIVE YEARS     INCEPTION
                                    --------        ----------     ---------

CLASS (INITIAL OFFERING DATE)
-----------------------------

Class AAA Shares (6/30/95)          -14.12%           -0.43%          4.67%

Class A Shares (3/19/00)+           -18.05%             N/A           3.46%

Class B Shares (3/9/00)++           -14.79%             N/A           4.46%

Class C Shares (3/9/00)++           -14.85%             N/A           4.45%

------------------
+        Includes the effect of the initial 5.75% sales charge.
++       Includes the effect of any contingent deferred sales charge.

                                      PAST               PAST          SINCE
                                    ONE YEAR          FIVE YEARS     INCEPTION
                                    --------          ----------     ---------

CLASS (INITIAL OFFERING DATE)
-----------------------------

Class AAA Shares (6/30/95)          -14.12%             -0.43%          4.67%

Class A Shares (3/19/00)            -13.05%               N/A           4.28%

Class B Shares (3/9/00)             -14.79%               N/A           4.46%

Class C Shares (3/9/00)             -14.85%               N/A           4.45%

-------------------
Returns Do Not Reflect Sales Charge (Load).

           AVERAGE ANNUAL TOTAL RETURNS -AFTER TAXES ON DISTRIBUTIONS
           ----------------------------------------------------------

                                     PAST              PAST              SINCE
                                    ONE YEAR        FIVE YEARS         INCEPTION
Class (Initial Offering Date)      ----------       ----------         ---------

Class AAA Shares (6/30/95)          -14.15%           -1.51%              3.91%

Class A Shares (3/19/00)+           -18.15%             N/A               2.86%

Class B Shares (3/9/00)++           -14.79%             N/A               4.15%

Class C Shares (3/9/00)++           -14.85%             N/A               3.74%
--------------------

+        Includes the effect of the initial 5.75% sales charge.
++       Includes the effect of any contingent deferred sales charge.

                                      PAST             PAST              SINCE
                                    ONE YEAR       FIVE YEARS          INCEPTION
                                    --------       ----------          ---------

CLASS (INITIAL OFFERING DATE)
-----------------------------

Class AAA Shares (6/30/95)          -14.15%          -1.51%              3.91%

Class A Shares (3/19/00)            -13.16%            N/A               3.67%

Class B Shares (3/9/00)             -14.79%            N/A               4.15%

Class C Shares (3/9/00)             -14.85%            N/A               3.74%

------------------------

Returns Do Not Reflect Sales Charge (Load).


   AVERAGE ANNUAL TOTAL RETURNS -AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS

                                      PAST             PAST            SINCE
                                    ONE YEAR        FIVE YEARS       INCEPTION
                                    --------        ----------       ---------

CLASS (INITIAL OFFERING DATE)
-----------------------------

Class AAA Shares (6/30/95)          -11.31%           -0.46%            3.76%

Class A Shares (3/19/00)+           -14.49%             N/A             3.39%

Class B Shares (3/9/00)++           -15.24%             N/A             3.61%

Class C Shares (3/9/00)++           -12.56%             N/A             3.60%

-----------------------

+        Includes the effect of the initial 5.75% sales charge.
++       Includes the effect of any contingent deferred sales charge.


                                     PAST              PAST            SINCE
                                    ONE YEAR        FIVE YEARS       INCEPTION
                                    --------        ----------       ---------

CLASS (INITIAL OFFERING DATE)
-----------------------------

Class AAA Shares (6/30/95)          -11.31%           -0.46%           3.76%

Class A Shares (3/19/00)            -10.49%             N/A            2.70%

Class B Shares (3/1/00)             -15.24%             N/A            3.61%

Class C Shares (3/1/00)             -12.56%             N/A            3.60%

-------------------------

Returns Do Not Reflect Sales Charge (Load).




The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Incorporated, Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to Gabelli and Company.

In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

                        DESCRIPTION OF THE FUND'S SHARES

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund is an open-end management investment company that was organized as a Maryland corporation on May 25, 1994. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Fund's shares. The Fund's Board of Directors is authorized to divide the unissued shares into separate portfolios of stock, each portfolio representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Fund, except that the Class B Shares may convert into Class A Shares as described in the prospectus. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and the Fund's financial statements, which shall be audited annually. Unless a shareholder otherwise specifically requests in writing, the Fund may send a single copy of prospectuses and reports to shareholders to all accounts at the same address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

SHAREHOLDER APPROVAL
Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a "majority" (as defined by the 1040 Act) of the outstanding voting securities of the Fund at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

INFORMATION FOR SHAREHOLDERS
All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com.



                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the year ended December 31, 2002, including the Report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

          DESCRIPTION of MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S")
                             CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P'S") CORPORATE DEBT RATINGS

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                  DESCRIPTION OF S&P's PREFERRED STOCK RATINGS

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                            PART C: OTHER INFORMATION


Item 23.  EXHIBITS

(a) Articles of Incorporation of the Registrant, dated May 25, 1994, are incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000950152-98-003814) ("Post-Effective Amendment No. 4").

         Articles Supplementary to the Articles of Incorporation, dated February 28, 2000, are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via EDGAR on March 9, 2000 (Accession No. 0000927405-00-000083) ("Post-Effective
         Amendment No. 8").

(b) Registrant's By-laws are incorporated by reference to Post-Effective Amendment No. 4.

(c)      Not Applicable.

(d)      Investment Advisory Agreement between the Registrant and Gabelli Funds,
         Inc.   dated  June  28,   1995,   is   incorporated   by  reference  to
         Post-Effective Amendment No. 4.

         Amendment No. 1 to the Investment Advisory Agreement between Registrant and Gabelli Funds, Inc. (now known as Gabelli Funds, LLC), dated May 17, 2000, is incorporated by reference to Post-Effective Amendment N0. 10 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2001 (Accession No. 0000935069-01-500088) ("Post-Effective Amendment No. 10").

(e) Amended and Restated Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated March 9, 2000, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC via EDGAR on May 16, 2000 (Accession No. 0000927405-00-000139) ("Post-Effective Amendment No. 9").

(f)      Not Applicable.

(g) Amended and Restated Master Custody Agreement between the Registrant and State Street Bank & Trust Company ("State Street"), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement as filed with the SEC via Edgar on May 1, 2002 (Accession No. 0000935069-02-000404).

(h) Transfer Agency Agreement between the Registrant and State Street, dated July 28, 1994, is incorporated by reference to Post-Effective Amendment No. 4.

(i)      Consent of Willkie Farr & Gallagher, Fund Counsel, is filed herewith.

         Opinion of Venable, Baetjer and Howard is incorporated by reference to Post-Effective Amendment No. 8.

(j)      Consent of Ernst & Young LLP, Independent Auditors is filed herewith.

         Powers of Attorney for Mario J. Gabelli, Caesar M. P. Bryan, Anthony J. Colavita, Karl Otto Pohl, Werner J. Roeder, and Anthonie C. van Ekris, dated November 1, 2000, are incorporated by reference to Post-Effective Amendment No. 10.

(k)      Not Applicable.

(l) Subscription Agreement with initial shareholder is incorporated by reference to Pre-Effective Amendment No. 2.

         Purchase Agreement with respect to Class A Shares of the Fund, dated March 9, 2000, is incorporated by reference to Post-Effective Amendment No. 9.

         Purchase Agreement with respect to Class B Shares of the Fund, dated March 9, 2000, is incorporated by reference to Post-Effective Amendment No. 9.

         Purchase Agreement with respect to Class C Shares of the Fund, dated March 9, 2000, is incorporated by reference to Post-Effective Amendment No. 9.

(m) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Shares, dated, February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 8.

         Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares, dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 8.

         Plan of Distribution pursuant to Rule 12b-1 relating to Class B Shares, dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 8.

         Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares, dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 8.

(n)      Amended and Restated  Rule 18f-3  Multi-Class  Plan is filed  herewith.


(o)      Not Applicable.

(p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC is incorporated by reference to Post-Effective Amendment No. 10.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

Item 25.  INDEMNIFICATION

Under Article VIII of the Registrant's  Articles of Incorporation and Article V,
Section 1 of the Registrant's By-Laws, any past or present director or officer of Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred in connection with any action, suit or proceeding to which the Registrant may be a party or otherwise involved by reason of being or having been a director or officer of Registrant. These provisions do not authorize indemnification when it is determined, in the manner specified in the Articles of Incorporation and By-Laws, that such director or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. In addition, the Articles of Incorporation provide that to the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, no director or officer of the Fund shall be personally liable to the Fund or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940, as amended from time to time. Under Article V, Section 2, of the Registrant's By-Laws, expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such director or officer to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of the advanced expenses is not authorized under the By-Laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 27.  PRINCIPAL UNDERWRITER

(a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., Gabelli Global Series Funds, Inc., Gabelli Gold Fund, Inc, The Gabelli Growth Fund, Gabelli Investor Funds, Inc., The Gabelli Mathers Fund, The Gabelli Money Market Funds, Ned Davis Research Funds, The Treasurer's Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The Gabelli Westwood Funds.


(b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

(c)      Not Applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

              1.  Gabelli Funds, LLC
                  One Corporate Center
                  Rye, New York
                  10580-1422

              2.  PFPC Inc.
                  101 Federal Street
                  Boston, Massachusetts 02110

              3.  PFPC Inc.
                  760 Moore Road
                  King of Prussia, Pennsylvania 19406

              4.  State Street Bank and Trust Company
                  One Heritage Drive
                  North Quincy, Massachusetts 02171

              5.  Boston Financial Data Services, Inc.
                  Two Heritage Drive
                  North Quincy, Massachusetts 02171

Item 29.  MANAGEMENT SERVICES

         Not Applicable.

Item 30.  UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI INTERNATIONAL GROWTH FUND, INC., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 1st day of May, 2003.

                                        GABELLI INTERNATIONAL GROWTH FUND, INC.


                                        By:  /S/ BRUCE N. ALPERT
                                             -------------------
                                             Bruce N. Alpert
                                             President

--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 12 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                         DATE

MARIO J. GABELLI*                Chairman of the Board         May 1, 2003
-------------------------
Mario J. Gabelli

/S/ BRUCE N. ALPERT              President                     May 1, 2003
-------------------------
Bruce N. Alpert

/S/ GUS A. COUTSOUROS            Treasurer                     May 1, 2003
-------------------------
Gus A. Coutsouros

ANTHONY J. COLAVITA*             Director                      May 1, 2003
-------------------------
Anthony J. Colavita

KARL OTTO POHL*                  Director                      May 1, 2003
-------------------------
Karl Otto Pohl

WERNER J. ROEDER*                Director                      May 1, 2003
-------------------------
Werner J. Roeder

ANTHONIE C. VAN EKRIS *          Director                      May 1, 2003
-------------------------
Anthonie C. van Ekris


*By: /S/ BRUCE N. ALPERT
     -------------------
     Bruce N. Alpert
     Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION OF EXHIBIT


(i)             Consent of Willkie, Farr & Gallagher, Fund Counsel.

(j)             Consent of Ernst & Young LLP, Independent Auditors.

(n)             Amended and Restated Rule 18f-3 Multi-Class Plan.